United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2025

SOLIDION TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41323	87-1993879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13344 Noel Road, Suite 1100

Dallas, TX 75240

(Address of principal executive offices, including zip code)

(972) 918-5120

Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	STI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 10, 2025, Solidion Technology, Inc. (the “Company”) received notice (the “Notice”) from the Listing Qualifications staff of the Nasdaq Stock Market LLC (“Nasdaq”) due to the Company’s noncompliance with Nasdaq Listing Rules 5450(b)(2)(A) and 5450(b)(3)(A). The Notice cites the Company’s (a) not being in compliance with the minimum Market Value of Listed Securities (“MVLS”) requirement as set forth in Nasdaq Listing Rule 5450(b)(2)(A) and (b) not being in compliance with the total assets and total revenue standard as set forth in Nasdaq Listing Rule 5450(b)(3)(A) (collectively, the “Listing Requirements”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(C), the Company has a compliance period of 180 calendar days, or until October 7, 2025, to regain compliance with the Listing Requirements.

In the event that the Company does not regain compliance with the Listing Requirements prior to the expiration of the 180-day compliance period, the Company will receive written notification from Nasdaq that the Company’s securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Nasdaq hearings panel. Alternatively, the Company may apply for a transfer of the listing of its securities to The Nasdaq Capital Market, provided that the Company then meets the continued listing requirements on The Nasdaq Capital Market.

The Company is considering actions that it may take in response to this Notice to regain compliance with the continued listing requirements, but no decisions about a response have been made at this time. There can be no assurance that the Company will be able to regain compliance with the minimum bid price requirement or will otherwise be in compliance with other Nasdaq listing criteria.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2025

SOLIDION TECHNOLOGY, INC.

By:	/s/ Jaymes Winters
Name:	Jaymes Winters
Title:	Chief Executive Officer

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